LRO # 62 Charge/Mortgage	Receipted as WE1708027 on 2023 11 02	at 15:55
The applicant(s) hereby applies to the Land Registrar.	yyyy mm dd	Page 1 of 2

Properties

PIN	17566 - 0052 LT	Interest/Estate	Fee Simple
Description	PT LT 28 CON 1 SALTFLEET BEING PTS 9,10 & 28 PL 62R15125; CITY OF HAMILTON
Address	490 NASH ROAD NORTH
HAMILTON

Chargor(s)

The chargor(s) hereby charges the land to the chargee(s). The chargor(s) acknowledges the receipt of the charge and the standard charge terms, if any.

Name	SUSGLOBAL ENERGY CANADA CORP.
Address for Service	200 Davenport Road
Toronto, Ontario M5R 1J2

A person or persons with authority to bind the corporation has/have consented to the registration of this document.

This document is not authorized under Power of Attorney by this party.

Chargee(s)	Capacity	Share

Name	SNAVE HOLDINGS LTD.
Address for Service	206 Lakeside Avenue
Burlington, ON L7N 1T5

Provisions

Principal	$2,000,000.00	Currency	CDN
Calculation Period	Monthly, not in advance
Balance Due Date	2025/11/02
Interest Rate	7% per annum
Payments	$11,666.67
Interest Adjustment Date	2023 11 02
Payment Date	Monthly
First Payment Date	2023 12 02
Last Payment Date	2025 11 02
Standard Charge Terms	200033
Insurance Amount	Full insurable value
Guarantor

Additional Provisions

The Chargor shall have the option to prepay this charge, in whole or in part, without bonus or penalty.

This charge shall be repayable, interest only, on a monthly basis until the balance due date.

Section 14 of the standard charge terms are hereby amended by adding the following sentence immediately after the first sentence "Notwithstanding the foregoing, nothing herein shall prevent the Chargor from registering subsequent charges on title to the land.".

Signed By

Pamela Margaret Lord		69 Markland Street	acting for	Signed 2023 11 02
		Hamilton	Chargor(s)
L8P 2J8
Tel	905-777-1136
Fax	905-777-1140
I have the authority to sign and register the document on behalf of the Chargor(s).

Submitted By

PAUL D. MAZZA	69 Markland Street	2023 11 02
	Hamilton	Hamilton
L8P 2J8
Tel 905-777-1136
Fax 905-777-1140

LRO # 62 Charge/Mortgage	Receipted as WE1708027 on 2023 11 02	at 15:55
The applicant(s) hereby applies to the Land Registrar.	yyyy mm dd	Page 2 of 2

Fees/Taxes/Payment

Statutory Registration Fee	$69.00
Total Paid	$69.00

File Number

Chargor Client File Number :	23.1069 [ATD/SM]